EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Acies Corporation
New York, New York


We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 2 to Form SB-2 of our report dated June 27, 2005 included herein for the two years ended March 31, 2005 and March 31, 2004.


We also consent to the references to us under the heading "Experts" in such Document.

July 12, 2005





                        /s/ Malone & Bailey, PC
                        -----------------------

                        Malone & Bailey, PC
                        www.malone-bailey.com
                        Houston, Texas